September 20, 2004

DREYFUS PREMIER JAPAN FUND

Supplement to Prospectus dated March 1, 2004

     At a meeting of the Board of Directors for Dreyfus Premier Japan Fund (the “Fund”) held on September 14, 2004, the Board approved the liquidation of the Fund on or about October 29, 2004 (the “Liquidation Date”). Accordingly, effective on or about September 24, 2004, no new or subsequent investments in the Fund will be permitted.

0296s0904